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EXHIBIT 99.2


                                  CERTIFICATION
                                       OF
                             CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, Garrett E. Pierce, Vice Chairman and Chief Financial Officer of Orbital Sciences Corporation (the "Company"), hereby certify, to his knowledge on the date hereof, that:

(c) the Form 10-Q/A of the Company for the quarter ended March 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Garrett E. Pierce
Garrett E. Pierce
Vice Chairman and Chief Financial Officer
March 6, 2003